EXHIBIT 10.1

AMENDMENT NO. 2
Amendment NO. 2 (this “Amendment”), dated as of September 28, 2012, to that certain Credit Agreement (the “Credit Agreement”, with capitalized terms used herein and not defined herein having the meanings assigned to therein), entered into as of August 24, 2011, as amended on September 12, 2012, among Omnicare, Inc., a Delaware corporation (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), SunTrust Bank, as Administrative Agent (the “Agent”), JPMorgan Chase Bank, N.A., as Syndication Agent, and Barclays Bank PLC, Goldman Sachs Bank USA, and Bank of America, N.A., as Co-Documentation Agents.
W I T N E S S E T H :
WHEREAS, pursuant to Section 8.2 of the Credit Agreement, the Borrower, each Lender party hereto, the Swing Line Lender, the Issuer and the Agent agree to the amendment of the Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION ONE - Amendments. Subject to the satisfaction of the conditions set forth in Section Two hereof, Credit Agreement is hereby amended and restated in its entirety as of the Restatement Effective Date (as defined in Section Two) in the form attached as Exhibit A hereto.
SECTION TWO - Conditions to Effectiveness. This Amendment shall become effective (such date, the “Restatement Effective Date”) when, and only when each of the following conditions precedent have been satisfied or waived. The Agent shall have received:
(i)    counterparts of this Amendment executed by each Lender party hereto, the Issuer, the Swing Line Lender, the Agent and the Borrower and an acknowledgment of this Amendment executed by each Guarantor;
(ii)    a certificate of the Secretary, Assistant Secretary or other appropriate officer of the Borrower certifying as to customary matters and attaching: (1) a certified copy of the certificate of incorporation of the Borrower; (2) its by-laws; (3) its board of directors' resolutions authorizing the execution, delivery and performance of the Amendment and other relevant Loan Documents; (4) a certificate of good standing for the Borrower from the Delaware Secretary of State; and (5) incumbency certificate, which shall identify by name and title and bear the signature of the officers of the Borrower authorized to sign the relevant Loan Documents and to make borrowings hereunder, as applicable, upon which certificate the Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower;
(iii)    a certificate of the Secretary, Assistant Secretary or other appropriate officer or member of each Significant Subsidiary certifying as to customary matters and attaching, in respect of such Significant Subsidiary: (1) certified copies of the articles or certificate of incorporation, certificate of organization or limited partnership, or other registered organizational documents, (2)

its by-laws, operating agreement or other similar governing document, (3) the resolutions of its board of directors, members or other body authorizing the execution, delivery and performance of the Amendment and the relevant Loan Documents, (4) certificates of good standing or existence, as may be available from the Secretary of State of the jurisdiction of organization of such Significant Subsidiary and (5) the name, title and specimen signature of each officer or other person authorized to sign the Loan Documents to which it is a party;
(iv)    a certificate, signed by the Chief Financial Officer, stating that, to the best of his knowledge after due inquiry, on the date hereof after giving effect to the Amendment, (i) no Default or Unmatured Default has occurred and is continuing; (ii) the representations and warranties of the Borrower and each Guarantor set forth in the Loan Documents are true and correct; and (iii) since the date of the financial statements of the Borrower described in Section 5.4(i), there has been no change which has had or could reasonably be expected to have a Material Adverse Effect;
(v)    an opinion of White & Case LLP, counsel to the Borrower and the Guarantors in the form reasonably satisfactory to the Agent;
(vi)    an opinion of Reed Smith LLP, Pennsylvania counsel to the Borrower and the Guarantors in the form reasonably satisfactory to the Agent;
(vii)    payment of all fees, expenses and other amounts due and payable on or prior to the Restatement Effective Date, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Agent) required to be reimbursed or paid by the Borrower hereunder, under any other Loan Document and under any agreement with the Agent or any Arranger (including the Fee Letter);
(viii)    prepayment in the amount not less than $8,000,000 of aggregate principal amount of Term Loans in accordance with Section 2.6.1 of the Credit Agreement; and
(ix)    such other documents, certificates, information or legal opinions as the Agent, any Issuer, any Lender or their respective counsel may have reasonably requested.
The effectiveness of this Amendment (other than Sections Five, Six and Seven hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Three hereof.
SECTION THREE - Representations and Warranties; Covenants. The Borrower represents and warrants to the Agent and the Lenders that both before and after giving effect to this Amendment, (x) no Default or Unmatured Default has occurred and is continuing; and (y) the representations and warranties of the Borrower contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that, the representations and warranties contained in Section 5.4 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.1(a) and (b) of the Credit Agreement, respectively.
SECTION FOUR - Reference to and Effect on the Credit Agreement. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended or waived by this Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION FIVE - Costs, Expenses and Taxes. The Borrower agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel LLP) in accordance with the terms of Section 9.7 of the Credit Agreement.
SECTION SIX - Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION SEVEN - Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York without regard to the principles of conflict of laws thereof other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, but giving effect to Federal laws applicable to national banks.
SECTION EIGHT - Waiver of Prepayment Notice. On the Restatement Effective Date, the Lenders party hereto that are parties to the Original Credit Agreement, comprising the “Required Lenders” as defined in the Original Credit Agreement, hereby waive any requirement of prior notice of prepayment of loans pursuant to Section 2.6.1 thereof.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.
OMNICARE, INC.
By:
Name:
Title:

SUNTRUST BANK, as a Lender
By:
Name:
Title:
By:

[                     ], as a Lender
By:
Name:
Title:

Accepted and Agreed:
SUNTRUST BANK, as Agent
By:
Name:
Title:

Accepted and Agreed:
On Behalf of:

[GUARANTORS]

Exhibit A
Amended and Restated Credit Agreement